OTHER LONG TERM ASSETS	12 Months Ended
Dec. 31, 2023
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
OTHER LONG TERM ASSETS	OTHER LONG TERM ASSETS
Other long term assets comprise the following items:

(in thousands of $)	2023	2022
Collateral deposits on swap agreements	7,090	8,770
Value of acquired charter-out contracts, net	1,815	4,712
Total other long-term assets	8,905	13,482

Collateral deposits exist on our interest rate and cross currency swaps. Further amounts may be called upon during the term of the swaps if interest rates or currency rates move adversely.

The Company purchased four container vessels, Thalassa Mana, Thalassa Tyhi, Thalassa Doxa and Thalassa Axia, with each vessel subject to pre-existing time charters. A value of $18.0 million was assigned to these charters on acquisition in 2018. During the year ended December 31, 2023, the amortization charged to time charter revenue was $2.9 million (December 31, 2022: $2.9 million, December 31, 2021: $2.9 million).
Other long term assets previously included $1.9 million of loan notes receivables due from third parties in relation to the early termination of charters. Following the adoption of ASU 2016-13 from January 1, 2020, the Company recognized a credit loss provision totaling $1.9 million against this long term receivables balance thereby resulting in a net balance of $0.0 million from December 31, 2020. There was no movement to the foregoing during the years ended December 31, 2023 and December 31, 2022.